                                                                     EXHIBIT 4.2

6 3/4% CONVERTIBLE CLASS B                      [ADVANTA LOGO]
PREFERRED STOCK, SERIES 1995
(Stock Appreciation Income                  ADVANTA CORP.
Linked Securities (SAILS) SM*)        (INCORPORATED UNDER THE LAWS
 ($.01 PAR VALUE)                      OF THE STATE OF DELAWARE)


                                                         CUSIP 007942 40 2
                                                         SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF 6 3/4% CONVERTIBLE CLASS B PREFERRED STOCK, SERIES 1995 (STOCK APPRECIATION INCOME LINKED SECURITIES (SALES)) OF Advanta Corp. transferable on the books of the Company in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-laws of the Company and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder hereof by acceptance hereof expressly assents.

        Witness the Seal of the Company and the signatures of its duly authorized officers.

Dated


[ADVANTA CORP. CORPORATE SEAL]


                     [SIG]
                                        COUNTERSIGNED AND REGISTERED
           CHAIRMAN OF THE BOARD               MELLON SECURITIES TRUST COMPANY
                                                   (NEW YORK)    TRANSFER AGENT
                                                                 AND REGISTRAR


                    [SIG]               BY

                  SECRETARY                            AUTHORIZED SIGNATURE

*Application for Service Mark of CS First Boston, Inc. pending.

                        [Reverse Side of Certificate]



                                ADVANTA CORP.


        THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF THE SHARES OF EACH CLASS AND SERIES OF STOCK OF THE COMPANY AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES AND SERIES. SUCH REQUEST SHOULD BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --as tenants in common                     UNIF GIFT MIN ACT--..........Custodian..............
TEN ENT --as tenants by the entireties                                  (Cust)              (Minor)
JT TEN  --as joint tenants with right of                              under Uniform Gifts to Minors
          survivorship and not as tenants                             Act..............
          in common                                                         (State)


        Additional abbreviation may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------



-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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-------------------------------------------------------------------------------


--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
     -----------------



                -----------------------------------------------------------
       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                THE SIGNATURE(S) SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A BROKER MEMBER OF THE NEW YORK STOCK EXCHANGE.